SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 4, 2004

Wells Real Estate Investment Trust II, Inc.

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

333-107066	20-0068852
(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia 30092

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

(Former name or former address, if changed since last report)

Item 2. Acquisition of Assets

Acquisition of 3333 Finley Road and 1501 Opus Place Buildings

On August 4, 2004, Wells REIT II – Opus/Finley Portfolio, LLC, a single member Delaware limited liability company owned by Wells Operating Partnership II, L.P. (“Wells OP II”), purchased a nine-story office building and a four-story office/data center building containing a total of approximately 322,000 rentable square feet (the “3333 Finley Road and 1501 Opus Place Buildings”). The 3333 Finley Road and 1501 Opus Place Buildings are located on an approximate 14.1-acre parcel of land at 3333 Finley Road and 1501 Opus Place in Downers Grove, Illinois. The 3333 Finley Road and 1501 Opus Place Buildings were purchased from M/S Land, LLC and M/S Building, LLC (“Sellers”), which are not affiliated with the Registrant, Wells OP II or Wells Capital, Inc.

The purchase price of the 3333 Finley Road and 1501 Opus Place Buildings was approximately $73.0 million, plus closing costs. The acquisition was funded with (1) net proceeds raised from this offering, (2) proceeds from the $430 million line of credit with Bank of America, N.A. and (3) the execution of an 18-month, approximately $18.0 million, interest-free note with the Sellers (the “Seller Loan”). The Seller Loan matures February 2006, at which time the entire principal balance is due. The Seller Loan may be prepaid at any time without incurring a premium or prepayment penalty.

The 3333 Finley Road and 1501 Opus Place Buildings, which were completed in 1988 and 1999, are entirely leased to Acxiom-May & Speh, Inc. (“Acxiom-May”). Acxiom-May is a wholly owned subsidiary of Acxiom Corporation (“Acxiom”). Acxiom integrates data, services and technology to create and deliver customer and information management solutions for many of the largest, most respected companies in the world. The core components of Acxiom’s innovative solutions are Customer Data Integration technology, data, database services, IT outsourcing, consulting and analytics, and privacy leadership. Acxiom reported a net worth, as of June 30, 2004, of approximately $604.2 million. The current aggregate annualized base rent payable under the Acxiom-May leases, which expire in 2021, is approximately $5.5 million. Acxiom-May has the right, at its option, to extend the initial terms of its leases for three additional five-year periods.

Wells OP II does not intend to make significant renovations or improvements to the 3333 Finley Road and 1501 Opus Place Buildings in the near term. Management of Wells OP II believes that the 3333 Finley Road and 1501 Opus Place Buildings are adequately insured.

Since the 3333 Finley Road and 1501 Opus Place Buildings are leased to a single tenant on a long-term basis under net leases that transfer substantially all of the operating costs to the tenant, management believes that the financial condition and results of operations of the guarantor of the lease, Acxiom, is more relevant to investors than financial statements of the property acquired.

Acxiom currently files its financial statements in reports filed with the SEC, and the following summary financial data regarding Acxiom is taken from its previously filed public reports:

	For the Fiscal Year Ended
	3/31/2004	3/31/2003	3/31/2002
	(in thousands)
Consolidated Statements of Operations
Revenues	$1,010,822	$958,222	$866,110
Operating Income	$93,284	$55,075	$(18,719)
Net Income	$58,344	$21,767	$(31,964)

	As of the Fiscal Year Ended
	3/31/2004	3/31/2003	3/31/2002
	(in thousands)
Consolidated Balance Sheets
Total Assets	$1,215,784	$1,093,246	$1,156,834
Long-term Debt	$293,457	$289,677	$396,850
Stockholders’ Equity	$587,216	$562,556	$510,931

For more detailed financial information regarding Acxiom, please refer to their financial statements, which are publicly available with the SEC at http://www.sec.gov.

Item 7. Financial Statements and Exhibits.

(b) Pro Forma Financial Information. The following financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Wells Real Estate Investment Trust II, Inc.

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Financial Statements	F-1

Pro Forma Balance Sheet as of June 30, 2004 (unaudited)	F-2

Pro Forma Statement of Operations for the six months ended June 30, 2004 (unaudited)	F-4

Pro Forma Statement of Operations for the year ended December 31, 2003 (unaudited)	F-5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE INVESTMENT TRUST II, INC. (Registrant)

By:	/s/ Douglas P. Williams
Douglas P. Williams
Executive Vice-President, Treasurer and
Principal Financial Officer

Date: August 17, 2004

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

This pro forma information should be read in conjunction with the consolidated financial statements and notes of Wells Real Estate Investment Trust II, Inc. (“Wells REIT II”) included in its annual report filed on Form 10-K for the year ended December 31, 2003 and its quarterly report filed on Form 10-Q for the six months ended June 30, 2004. In addition, this pro forma information should be read in conjunction with the financial statements and notes of certain acquired properties included in various current reports on Form 8-K previously filed.

The following unaudited pro forma balance sheet as of June 30, 2004 has been prepared to give effect to the third quarter 2004 acquisitions of the One West Fourth Street Building (the “Other Recent Acquisition”) and the 3333 Finley Road and 1501 Opus Place Buildings (collectively, the “Recent Acquisitions”) as if the acquisitions occurred on June 30, 2004. The pro forma balance sheet contains certain pro forma financing-related activity, including, but not limited to, capital raised through issuance of additional shares and pay down of acquisition-related debt subsequent to the balance sheet date. Wells OP II is a Delaware limited partnership that was organized to own and operate properties on behalf of Wells REIT II, and is a consolidated subsidiary of Wells REIT II.

The following unaudited pro forma statement of operations for the six months ended June 30, 2004 has been prepared to give effect to the first quarter 2004 acquisitions of the Weatherford Center Houston Building, the New Manchester One Building, the Republic Drive Buildings, the second quarter 2004 acquisitions of the Manhattan Towers Property, the 9 Technology Drive Building, the 180 Park Avenue Buildings, the One Glenlake Building, the 80 M Street Building (the “Q1 and Q2 2004 Acquisitions”) and the Recent Acquisitions as if the acquisitions occurred on January 1, 2003.

The following unaudited pro forma statement of operations for the year ended December 31, 2003 has been prepared to give effect to the Q1 and Q2 2004 Acquisitions and the Recent Acquisitions as if the acquisitions occurred on January 1, 2003. The New Manchester One Building had no operations during the year ended December 31, 2003 and, accordingly, has not been included in the pro forma statement of operations for the year ended December 31, 2003.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the Q1 and Q2 2004 Acquisitions and the Recent Acquisitions been consummated as of January 1, 2003. In addition, the pro forma balance sheet includes allocations of the purchase price based upon preliminary estimates of the fair value of the assets and liabilities acquired. These allocations may be adjusted in the future upon finalization of these preliminary estimates.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

PRO FORMA BALANCE SHEET

JUNE 30, 2004

(Unaudited)

ASSETS

	Wells Real Estate Investment Trust II, Inc. Historical (a)	Pro Forma Adjustments				Pro Forma Total
		Recent Acquisitions
		Other		3333 Finley Road and 1501 Opus Place
Real estate assets, at cost:
Land	$71,189,561	$2,700,000 231,110	(b) (c)	$10,400,000 105,888	(b) (c)	$84,626,559
Buildings and improvements, less accumulated depreciation	275,396,659	57,390,549 1,870,453	(b) (c)	49,702,500 635,921	(b) (c)	384,996,082
Intangible lease assets, less accumulated amortization	96,070,875	11,694,492	(b)	5,500,911	(b)	113,266,278
Construction in progress	607,561	0		0		607,561

Total real estate assets	443,264,656	73,886,604		66,345,220		583,496,480

Cash and cash equivalents	24,862,051	(13,949,283 97,055,495 (2,193,345 (75,943,321 (850,000	)(b) (d) )(e) )(f) )(g)	(26,583,254	)(b)	2,398,343
Rents receivable	1,141,245	0		0		1,141,245
Prepaid expenses and other assets	16,953,182	2,193,345 (2,101,563 850,000 (1,000,000	(e) )(c) (g) )(b)	(741,809 (5,500,000	)(c) )(b)	10,653,155
Deferred financing costs, less accumulated amortization	2,381,022	0		0		2,381,022
Deferred lease costs, less accumulated amortization	42,815,032	7,088,951	(b)	10,304,117	(b)	60,208,100
Investments in bonds	78,000,000	0		0		78,000,000

Total assets	$609,417,188	$85,036,883		$43,824,274		$738,278,345

LIABILITIES AND STOCKHOLDERS’ EQUITY

	Wells Real Estate Investment Trust II, Inc. Historical (a)	Pro Forma Adjustments
		Recent Acquisitions
		Other		3333 Finley Road and 1501 Opus Place		Pro Forma Total
Liabilities:
Line of credit and note payable	$275,802,291	$62,868,658	(b)	$40,775,000	(b)	$303,502,628
		(75,943,321	)(f)
Obligations under capital leases	78,000,000	0		0		78,000,000
Intangible lease liabilities, less accumulated amortization	5,009,568	1,056,051	(b)	3,049,274	(b)	9,114,893
Accounts payable and accrued expenses	9,720,483	0		0		9,720,483
Due to affiliates	2,444,641	0		0		2,444,641
Dividends payable	630,840	0		0		630,840

Total liabilities	371,607,823	(12,018,612)		43,824,274		403,413,485

Minority Interest	98,671	0		0		98,671

Redeemable Common Shares	1,024,259	0		0		1,024,259

Stockholders’ Equity:
Common shares, $.01 par value; 900,000,000 shares authorized, 27,453,854 shares issued and outstanding at June 30, 2004	274,539	109,667	(d)	0		384,206
Additional paid in capital	240,383,610	96,945,828	(d)	0		337,329,438
Accumulated deficit	(2,947,455)	0		0		(2,947,455)
Redeemable common shares	(1,024,259)	0		0		(1,024,259)

Total stockholders’ equity	236,686,435	97,055,495		0		333,741,930

Total liabilities and stockholders’ equity	$609,417,188	$85,036,883		$43,824,274		$738,278,345

(a)	Historical financial information derived from quarterly report filed on Form 10-Q.
(b)	Reflects Wells REIT II’s purchase price for the assets, land, building and liabilities assumed or incurred, net of any purchase price adjustments.
(c)	Reflects deferred project costs applied to the land and building at approximately 2.312% of the cash paid for purchase at acquisition.
(d)	Reflects capital raised through issuance of additional shares subsequent to June 30, 2004 through August 4, 2004, the date of the 3333 Finley Road and 1501 Opus Place Buildings acquisition, net of organizational and offering costs, commissions and dealer-manager fees.
(e)	Reflects deferred project costs capitalized as a result of additional capital raised described in note (d) above.
(f)	Reflects pay down of acquisition-related borrowings through the date of the 3333 Finley Road and 1501 Opus Place Buildings acquisition using capital raised described in note (d) above.
(g)	Reflects earnest money delivered subsequent to June 30, 2004 in connection with potential acquisitions.

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

PRO FORMA STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2004

(Unaudited)

	Wells Real Estate Investment Trust II, Inc. Historical (a)	Pro Forma Adjustments						Pro Forma Totals
		Q1 and Q2 2004 Acquisitions		Recent Acquisitions
				Other		3333 Finley Road and 1501 Opus Place
Revenues:
Rental income	$5,551,133	$17,032,025	(b)	$5,205,196	(b)	$3,207,677	(b)	$30,996,031
Tenant reimbursements	936,372	2,581,881	(c)	82,919	(c)	0		3,601,172

	6,487,505	19,613,906		5,288,115		3,207,677		34,597,203
Expenses:
Property operating costs	1,639,886	6,090,411	(d)	1,553,911	(d)	0		9,284,208
Asset management fees	303,487	1,009,389	(e)	164,013	(e)	153,560	(e)	1,630,449
General and administrative	1,381,832	0		0		0		1,381,832
Depreciation	1,356,668	2,279,172	(f)	721,553	(f)	629,230	(f)	4,986,623
Amortization	1,327,376	6,098,311	(g)	693,679	(g)	458,117	(g)	8,577,483

	6,009,249	15,477,283		3,133,156		1,240,907		25,860,595

Real estate operating income	478,256	4,136,623		2,154,959		1,966,770		8,736,608

Other income (expense):
Interest income	420,097	0		0		0		420,097
Interest expense	(3,852,683)	(1,532,231	)(h)	(195,913	)(h)	(389,850	)(h)	(7,717,444)
				(1,445,481	)(i)	(301,286	)(j)

	(3,432,586)	(1,532,231)		(1,641,394)		(691,136)		(7,297,347)

Income (loss) before minority interest	(2,954,330)	2,604,392		513,565		1,275,634		1,439,261

Minority interest in loss of consolidated subsidiaries	$(7,345)	$0		$0		$0		$(7,345)

Net income (loss)	$(2,946,985)	$2,604,392		$513,565		$1,275,634		$1,446,606

Net income (loss) per share, basic and diluted	$(0.35)							$0.04

Weighted average shares outstanding, basic and diluted	8,541,886							38,420,578

(a)	Historical financial information derived from quarterly report on Form 10-Q.
(b)	Rental income is recognized on a straight-line basis.
(c)	Consists of operating cost reimbursements.
(d)	Consists of property operating expenses.
(e)	Asset management fees calculated as 0.75% of the cost of the acquisitions on an annual basis limited to 1% of the net asset value of such acquisitions after deducting debt used to finance acquisitions.
(f)	Depreciation expense on portion of purchase price allocated to building is recognized using the straight-line method and a 40-year life.
(g)	Amortization of deferred leasing costs is recognized using the straight-line method over the lives of the respective leases.
(h)	Represents interest expense on line of credit used to acquire assets, which bore interest at approximately 3.39% for the six months ended June 30, 2004.
(i)	Represents interest expense on an assumed mortgage that bears interest at 5.8% interest and matures on December 10, 2018.
(j)	Represents imputed interest expense on an interest free note payable. Interest expense was calculated using an imputed interest rate of 3.39%, which approximated the interest rate of similar financing.

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE INVESTMENT TRUST II, INC.

PRO FORMA STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2003

(Unaudited)

	Wells Real Estate Investment Trust II, Inc. Historical (a)	Pro Forma Adjustments
		Q1 and Q2 2004 Acquisitions		Recent Acquisitions
				Other		3333 Finley Road and 1501 Opus Place		Pro Forma Totals
Revenues:
Rental income	$0	$41,512,390	(b)	$10,257,652	(b)	$6,415,352	(b)	$58,185,394
Tenant reimbursements	0	6,346,108	(c)	134,506	(c)	0		6,480,614

	0	47,858,498		10,392,158		6,415,352		64,666,008

Expenses:
Property operating costs	0	15,499,757	(d)	3,015,447	(d)	0		18,515,204
Asset management fees	0	2,356,358	(e)	394,471	(e)	369,330	(e)	3,120,159
General and administrative	94,455	0		0		0		94,455
Depreciation	0	6,646,311	(f)	1,443,105	(f)	1,258,461	(f)	9,347,877
Amortization	0	13,690,076	(g)	1,387,357	(g)	916,233	(g)	15,993,666

	94,455	38,192,502		6,240,380		2,544,024		47,071,361

Real estate operating income	(94,455)	9,665,996		4,151,778		3,871,328		17,594,647

Other income (expense):
Interest income	0	0		0		0		0
Interest expense	0	(6,895,134	)(h)	(398,761	)(h)	(793,500	)(h)	(11,642,626)
				(2,941,993	)(i)	(613,238	)(j)

	0	(6,895,134)		(3,340,754)		(1,406,738)		(11,642,626)

Income (loss) before minority interest	(94,455)	2,770,862		811,024		2,464,590		5,952,021

Minority interest in loss of consolidated subsidiaries	$(93,985)	$0		$0		$0		(93,985)

Net income (loss)	$(470)	$2,770,862		$811,024		$2,464,590		$6,046,006

Net income (loss) per share, basic and diluted	$(4.70)							$0.16

Weighted average shares outstanding, basic and diluted	100							38,420,578

(a)	Historical financial information derived from annual report on Form 10-K.
(b)	Rental income is recognized on a straight-line basis.
(c)	Consists of operating cost reimbursements.
(d)	Consists of property operating expenses.
(e)	Asset management fees calculated as 0.75% of the cost of the acquisitions on an annual basis limited to 1% of the net asset value of such acquisitions after deducting debt used to finance acquisitions.
(f)	Depreciation expense on portion of purchase price allocated to building is recognized using the straight-line method and a 40-year life.
(g)	Amortization of deferred leasing costs is recognized using the straight-line method over the lives of the respective leases.
(h)	Represents interest expense on lines of credit used to acquire assets, which bore interest at approximately 3.45% for the year ended December 31, 2003.
(i)	Represents interest expense on assumed mortgage that bears interest at 5.8% interest and matures on December 10, 2018.
(j)	Represents imputed interest expense on an interest free note payable. Interest expense was calculated using an imputed interest rate of 3.45%, which approximated the interest rate of similar financing.

The accompanying notes are an integral part of this statement.